SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2005
                                                           --------------

                              TASKER CAPITAL CORP.
             (Exact name of registrant as specified in its charter)

    Nevada                         000-32019                  88-0426048
--------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                    File Number)           Identification Number)
incorporation)

                  39 Old Ridgebury Road, Suite 14, Danbury, CT
               06810-5116 (Address of principal executive offices,
                               including zip code)

                                 (203) 730-4350
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Asset Acquisition Agreement and Related Consideration Note

On July 15, 2005, Tasker Capital Corp. (the "Company") and its wholly owned subsidiary, Tasker Products IP Holdings Corp. ("Tasker IP Holdings" and, together with the Company, the "Buyers"), entered into an Asset Purchase Agreement (the "Purchase Agreement") with Indian River Labs, L.L.C. ("IRL"), pHarlo Citrus Technologies, Inc. ("PCTI"), pHarlo Citrus Properties Partnership, LLLP ("PCPP") and Coast to Coast Laboratories, LLC ("C2C", and together with IRL, PCTI and PCPP, the "Sellers"). The purchase of the assets contemplated by the Purchase Agreement was completed on the same day.

Pursuant to the Purchase Agreement, the Buyers purchased all of the functional assets of the Sellers that relate to the Company's product lines and fields of use. Included in the acquired assets were the following utility patent applications. Such patent applications include both US applications and applications in other countries (pursuant to The Patent Cooperation Treaty), and include two US Provisional Applications not yet subject to any international application:

      o Antimicrobial Composition for Pre-Harvest and Post-Harvest Treatment of Plants and Animals

      o Skin Care Composition for Dermatological Disorders including burn and wrinkle creams (US Provisional Application)

      o     Oral Health Care Drink and Method for Reducing Malodors

      o Antimicrobial Food Additive and Treatment for Cooked Food, Water and Wastewater

      o Antimicrobial Processing Aid and Food Additive (US Provisional Application)

      o     Hangover Remedy and Alcohol Abatement Composition

In addition to purchasing the rights to the utility patent applications and provisional patent applications described above, the Company acquired the working assets of IRL and C2C, which includes the equipment, raw material and inventory of their operations and all existing contracts, including C2C's recently announced national distribution agreement with WALCO for its UNIFRESH(TM) Footbath.

As part of the  consideration  for  the  acquired  assets,  the  Company  issued
18,792,388  shares  of its  common  stock  to the  Sellers  (the  "Consideration
Shares") and was obligated to issue an additional 200,000 shares of its common stock (the "Additional Shares") to a third party designated by PCTI in connection with certain claims against the assets of PCTI. The Additional Shares were issued to White Sales and Marketing Inc. ("WSMI") on July 21, 2005 pursuant to a Settlement and Registration Rights Agreement dated the same date (the "Settlement Agreement"). The Consideration Shares have been or will be distributed to the ultimate equity holders of the Sellers. The Consideration Shares and the Additional Shares were issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by reason of Section 4(2) and/or Regulation D of the Securities Act. Pursuant to the terms of the Purchase Agreement and the Settlement Agreement, the Company was able to rely upon the representations and warranties provided by the Sellers and WSMI contained therein in connection with the issuance of the Consideration Shares and the Additional Shares without registration.

In addition to the Consideration Shares and the Additional Shares, the Company issued and delivered to IRL a promissory note in the principal amount of $1,931,973.37 (the "Consideration Note") and paid $1,428,000 in cash. The Consideration Note matures on July 20, 2007. The Company is obligated to make principal and interest payments bi-weekly at an interest rate of 3.40% per annum, simple interest. IRL may accelerate the maturity of the Consideration Note upon the occurrence of an event of default, which includes, among other things, (i) the failure by the Company to make payments under the Consideration Note within 10 days after the applicable due date, (ii) the filing of a voluntary or involuntary bankruptcy or appointment of a liquidator (or other similar event) for the Company, (iii) the acceleration by any senior lender of the Company of any indebtedness due from the Company to the senior lender, or
(iv) a change in control of the Company. In addition to the consideration paid by the Company specified above, the Company also cancelled promissory notes dated September 28, 2004 and November 12, 2004 with PCTI, promissory notes dated December 15 and 30, 2004, January 20, 2005, February 15, 2005, and March 7 and 31, 2005 with PCPP, promissory notes dated January 3, 2005 and March 1, 2005 with David Creasey, a promissory note dated January 10, 2005 with Barry Cummins, promissory notes dated January 10, 2005 and March 4, 2005 with David Dickinson and a promissory note dated March 3, 2005 with C2C, along with other debt owed to it by the Sellers and certain equity holders of the Sellers.

A majority of the Consideration Shares will be subject to lock-up agreements, which allow only a certain number of Consideration Shares to be eligible for resale over of the course of the next two years in accordance with the vesting schedules contained in the agreements. The vesting of the Consideration Shares is based, in part, upon the closing price of the Company's common stock. After a change of control of the Company or a change in, or the resignation, removal, death or disability of, the Company's Chief Executive Officer, President, or Chief Operating Officer, the Consideration Shares subject to the lock-up will be freely disposable. Pursuant to the Purchase Agreement, the holders of the Consideration Shares have registration rights, which require the Company to file a registration statement covering the resale of the Consideration Shares within 30 days after the closing and to have that registration statement declared effective within 105 days after the closing. The Company is required to pay liquidated damages if the registration statement has not been filed within 30 days after the filing deadline specified above or if the registration statement has not been declared effective within 30 days after the effectiveness deadline specified above. Further, if the registration statement is not declared effective by the effectiveness deadline specified above, the lock-up agreements covering a majority of the Consideration Shares will cease to apply. In addition, the Company has agreed that, within seven business days after the effectiveness of such registration statement, it will use its best efforts to find qualified purchasers to purchase the Consideration Shares covered by the registration statement that are not then subject to any lock-up restrictions. WSMI also has registration rights for the Additional Shares. Within three business days following the effectiveness of the registration statement covering the Additional Shares, WSMI is obligated to execute a release of all prior claims against PCTI and the Company.

In addition to the sale of the acquired assets, and subject to certain conditions, the Sellers have also agreed to cause Phitex Ltd. LLLP ("Phitex") to issue to the Company 19.9% of the then total outstanding equity interests of Phitex on a fully diluted basis. Prior to the issuance of the Phitex equity interests, (i) the registration statement covering the resale of the Consideration Shares must be declared effective; (ii) the Company must enter into a lock-up and repurchase right agreement relating to its Phitex equity interests, (iii) no change of control of the Company shall have occurred, and
(iv) no change in, or resignation, removal, death or disability of, the Company's Chief Executive Officer, President, or Chief Operating Officer shall have occurred. Under the lock-up and repurchase right agreement, Phitex will retain the right to repurchase the Company's equity interests for a nominal amount upon a change of control of the Company or a change in, or the resignation, removal, death or disability of, the Company's Chief Executive Officer, President, or Chief Operating Officer. Phitex is the direct one hundred percent owner of pHarlo IP, LLC ("pHarlo IP"), the sole and exclusive licensee of certain base patents, as more fully described below.

Ancillary Agreements

In September 2004, the Company entered into Exclusive Field of Use and License Agreements (the "License Agreements") with PCTI to use, sell, develop, market and distribute products using PCTI's proprietary, patented technology for consumer deodorant breath products, animal breath products, soft drink products, and products used as post-harvesting processing aids for the poultry industry. Pursuant to the License Agreements, the Company agreed to make royalty payments to PCTI based on product sales. In conjunction with the License Agreements, the Company entered into General Contracts for Products (the "Production Agreements") with IRL to manufacture and sell to the Company concentrates for the products licensed by PCTI. Pursuant to the Purchase Agreement and the agreements described below, the License Agreements with PCTI and the Production Agreements with IRL have been terminated by the parties.

In connection with the Purchase Agreement, the Buyers entered into a Patent and Technology Sub-License Agreement, dated July 15, 2005 (the "Sub-License Agreement"), with pHarlo IP, whereby pHarlo IP granted to Tasker IP Holdings a royalty free exclusive worldwide license to exploit the Base Patents (as defined below) in the following fields of use (the "Fields of Use"):

      1. Pre-harvest food processing and safety applications, including treatment for plants and animals;

      2. Post-harvest food processing and safety applications, including treatment for plants and animals, including the following:

            a. antimicrobial processing aide and food additive including specific seafood applications, and

            b.    antimicrobial for airborne contaminants on cooked food;

      3.    Breath and mouthwash applications;

      4.    Hangover and alcohol abatement applications;

      5.    Topical  palliative  for  dermatological  disorders,  including skin
            moisturizing   applications,   anti-wrinkle  applications  and  burn
            treatment applications;

      6.    Pet product applications; and

      7.    Antimicrobial water treatment applications.

The Sub-License Agreement and the license granted thereunder are scheduled to terminate on the expiration of the last to expire of the patents forming the basis for the licenses. Pursuant to the Sub-License Agreement, Tasker IP Holdings has the right to sublicense and assign to any third party any of the rights and licenses granted under the Sub-License Agreement. In addition to the intellectual property licensed under the Sub-License Agreement, pHarlo IP has licensed to Tasker IP Holdings all additions, enhancements, improvements or further developments to the intellectual property having application in the Fields of Use. pHarlo IP has retained the right to pursue patent protection for such improvements. Further, to the extent that pHarlo IP expresses an intent to enter into a transaction with an unaffiliated third party pursuant to which the third party would acquire rights related to the Base Patents outside the Fields of Use, the Company has the right to enter into the transaction with pHarlo IP for the same consideration and on the same terms as the third party transaction ("Right of First Refusal").

As described above and subject to certain conditions, the Company will have a 19.9% equity ownership interest in Phitex, the direct one hundred percent owner of pHarlo IP, the sole and exclusive licensee of the Base Patents. In the event the Company elects not to exercise its Right of First Refusal, as an equity owner the Company would share in the monetary benefits derived by Phitex from any transaction between pHarlo IP and an unaffiliated third party pursuant to which that third party acquires rights to exploit the Base Patents outside the Fields of Use. The conditions to the Company's ownership interest in Phitex are described more fully above.

During the term of the Sub-License Agreement, pHarlo IP has agreed to provide to the Company and Tasker IP Holdings technical assistance necessary to implement, refine and exploit the Base Patents in the Fields of Use. In consideration for the technical assistance, the Company and Tasker IP Holdings have agreed to pay to pHarlo IP, in advance, prior to the calendar quarter for which they are payable, certain research and development fees ("R&D Fees"). The R&D Fees may be subject to recovery by the Company in certain circumstances described below.

The Company, Wynn Starr Special Products, LLC. ("Wynn Starr"), PCTI, IRL and pHarlo IP are parties to an Exclusive Field of Use License Agreement and Product Sale Agreement made effective as of September 16, 2004, as amended (the "Wynn Starr Agreement"). Pursuant to the Sub-License Agreement, commencing within thirty days after December 31, 2005 and within thirty days of each calendar quarter thereafter, pHarlo IP has agreed to pay to the Company that amount of any royalties that are actually received by pHarlo IP from Wynn Starr during the preceding calendar quarter in an amount up to and not to exceed the amount of any R&D Fees actually paid by the Buyers to pHarlo IP during the same preceding calendar quarter. The Company expects that the royalties paid to pHarlo IP by Wynn Starr will be sufficient to allow the Company to fully recover the R&D Fees paid in advance to pHarlo IP.

Additionally, to the extent that the amount of any royalties actually paid to pHarlo IP by Wynn Starr under the Wynn Starr Agreement exceed the R&D fees paid by the Buyers to pHarlo IP, pHarlo IP has agreed to pay over to the Company one-third of the amount by which such royalties exceed the R&D fees. In the event that pHarlo IP ceases to receive royalty payments in respect of sales by Wynn Starr of certain products based on technology licensed by pHarlo IP to Tasker IP Holdings, Tasker IP Holdings is obligated to make cash payments to pHarlo IP equal to the royalties pHarlo IP is entitled to receive under the Wynn Starr Agreement with respect to such sales that are not subject to repayment to the Company.

Mr. Steven Zavagli, one of the directors of the Company, founded Wynn Starr and serves as its chairman of the board of directors and chief executive officer. In addition, Mr. Zavagli is also the founder of Wynn Starr Flavors, the ultimate parent company of Wynn Starr, and serves as the chairman of the board of directors and chief executive officer of Wynn Starr Flavors.

The technology that forms the basis of the technology licensed to the Buyers by pHarlo IP is derived from U.S. Patent No. 5,989,595, U.S. Patent No. 6,242,011 and U.S. Patent Application Serial No. 10/453,805 (the "Base Patents"). pHarlo IP is the sole and exclusive licensee of the Base Patents pursuant to a certain License Agreement by and between Barry Cummins ("Cummins") and pHarlo IP, dated July 15, 2005 and effective as of March 18, 2005 (the "Base License"). Pursuant to the Base License, pHarlo IP is required to pay to Cummins royalties ("Base License Royalty Payments"). Pursuant to the Sub-License Agreement, in the event that pHarlo IP defaults in its obligations to make the Base License Royalty Payments to Cummins, pHarlo IP is required to assign that portion of the Base License representing all of the rights sublicensed to Tasker IP Holdings under the Sub-License Agreement to Tasker IP Holdings and Tasker IP Holdings will pay to Cummins the Base License Royalty Payments.

In connection with the Buyer's purchase of assets under the Purchase Agreement, PCTI transferred to Tasker IP Holdings certain patent applications (the "PCTI Transferred Patents"). Pursuant to the Sub-License Agreement, Tasker IP Holdings has granted to pHarlo IP a royalty-free, worldwide exclusive right and license to import, export, make, manufacture, use and sell any inventions outside the Fields of Use which are disclosed and claimed in the PCTI Transferred Patents. In addition, pHarlo IP has the right to sublicense and assign to third parties all of the rights and licenses granted by Tasker IP Holdings with respect to the PCTI Transferred Patents.

The Company has also agreed to supply pHarlo IP with up to one hundred gallons per month of the concentrate formulated from the Base Patents as well as certain derivative products.

The description of the Purchase Agreement, the Consideration Note and the various ancillary agreements contained in this Form 8-K is qualified in its entirety by reference to the full text of the Purchase Agreement, the Consideration Note, the lock-up agreements, and the license agreement filed as exhibits to this Form 8-K.

This Form 8-K contains forward-looking statements. The Company intends statements which are not historical in nature to be, and are hereby identified as "forward-looking statements" to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, such as statements about the Company's plans, objectives, expectations, assumptions or future events. These statements involve estimates, assumptions, known and unknown risks, uncertainties and performances, or achievements expressed or implied by the forward-looking statement. Actual future results and trends may differ materially from those made in or suggested by any forward-looking statements due to a variety of factors, including, for example, the Company's ability to compete with other products in their space; the risk of unfavorable federal regulation; and the fact that the Company's status as a development stage company makes their future unclear. Consequently you should not place undue reliance on these forward-looking statements. The Company discusses many of these and other risks and uncertainties in greater detail under the section entitled, "Risk Factors That May Affect Future Results" in Item 1 of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 filed with SEC.

Item 1.02 Termination of a Material Definitive Agreement

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

The financial statements of the acquired business required by this section will be filed within 71 days after the date that this initial Report on Form 8-K must be filed.

(b)   Pro forma financial information.

The pro forma financial information required by this section will be filed within 71 days after the date that this initial Report on Form 8-K must be filed.

(c)   Exhibits.

The following exhibits are filed with this report:

Exhibit No.        Exhibit Description
-----------        -------------------

2.1                Asset  Purchase  Agreement by and among Tasker  Capital Corp.
                   and Tasker Products IP Holdings Corp. (as "Buyers") and Indian River Labs, L.L.C., pHarlo Citrus Technologies, Inc., pHarlo Citrus Properties Partnership, LLLP and Coast to Coast Laboratories, LLC (as "Sellers") dated July 15, 2005.

4.1                Cummins Lock-Up Agreement dated July 15, 2005.

4.2                Creasey Lock-Up Agreement dated July 15, 2005.

4.3                Dickinson Lock-Up Agreement dated July 15, 2005.

4.4                Smith Lock-Up Agreement dated July 15, 2005.

10.1 Promissory Note executed by Tasker Capital Corp. to Indian River Labs, L.L.C. dated July 15, 2005.

10.2 Patent and Technology Sublicense Agreement made as of July 15, 2005 by and among pHarlo IP, LLC, Tasker Capital Corp. and Tasker Products IP Holdings Corp.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TASKER CAPITAL CORP.

                                       (Registrant)

                                       By: /s/  Robert P. Appleby
                                           -------------------------------------
                                           Robert P. Appleby
                                           President and Chief Executive Officer

Date:  July 21, 2005